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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 20, 2000


                                   FUNCO, INC.
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             (Exact name of Registrant as Specified in its Charter)

                                   MINNESOTA
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                 (State or other Jurisdiction of Incorporation)

            0-21876                                     41-1609563
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    (Commission File Number)                 (IRS Employer Identification No.)

10120 WEST 76TH STREET, EDEN PRAIRIE, MINNESOTA                 55344
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's Telephone Number, Including Area Code        952-946-8883
                                                   -----------------------------

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          Former Name or Former Address, if Changed Since Last Report


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Item 5. Other Events.

On April 20, 2000, Funco, Inc. (the "Registrant") entered into an Amendment ("Amendment") to the Agreement and Plan of Merger with Electronics Boutique Holdings Corp., a Delaware corporation ("EB"), and EB Acquisition Corporation, a Minnesota corporation and a wholly owned subsidiary of EB ("Purchaser"), dated March 31, 2000 (the "Original Agreement" and, together with the Amendment, the "Agreement"). The amended Agreement provides that, subject to the terms and conditions of the Agreement, EB will cause Purchaser to acquire control of the Registrant through a cash tender offer (the "Offer") to purchase all of the Registrant's issued and outstanding common stock, par value $.01 per share (the "Shares"), for $21.00 per Share, or an aggregate purchase price of approximately $135 million. The Original Agreement had provided for a per share purchase price of $17.50.

Completion of the Offer is subject to the satisfaction of certain conditions which include, without limitation, the following: (i) there shall have been validly tendered and not withdrawn a number of Shares which, together with all Shares owned, directly or indirectly, by EB or Purchaser, represents at least 51% of the total voting power of the Registrant's outstanding Shares and (ii) the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

            *2(a) Agreement and Plan of Merger, dated as of March 31, 2000, by and among Electronics Boutique Holdings Corp., EB Acquisition Corporation and the Registrant

            *2(b) Shareholder Agreement, dated as of March 31, 2000, by and between Electronics Boutique Holdings Corp. and
                    David R. Pomije

             2(c) Amendment to Agreement and Plan of Merger, dated as of April 20, 2000

           **99 Press release, dated April 21, 2000, announcing the Amendment to the Agreement and Plan of Merger

              *Filed as exhibit to Report on Form 8-K dated March 31, 2000, and incorporated herein by reference.

             **Filed under cover of Schedule 14D-9 on April 21, 2000, and incorporated herein by reference.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              FUNCO, INC.

                                              /s/ Stanley A. Bodine
                                              --------------------------------
                                              By Stanley A. Bodine
                                              Its President
Date: April 24, 2000


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